UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report:
    (Date of earliest event reported)            September 12, 2003

                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                     0-28318
                            (Commission File Number)


                           Texas                            74-2611034
               (State or other jurisdiction               (IRS Employer
                     of incorporation)                 Identification No.)

          206 Wild Basin Rd., Bldg. B, Suite 400,                 78746
                       Austin, Texas                            (Zip Code)
         (Address of principal executive offices)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)


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Item 9.           Regulation FD Disclosure.

In August, 2001 First American Kickapoo Operations (FAKO) filed a lawsuit against Multimedia Games, Inc. (MGAM) alleging they tortiously interfered with the contract and business relationship FAKO had with the Kickapoo Tribe of Oklahoma. In August, 2001, MGAM leased over 100 of its games to the Kickapoo Tribe, which replaced FAKO's games in the Kickapoo facility in McLoud, Oklahoma. MGAM denied the allegations, and the matter was sent to a jury trial in federal court in the Western District of Oklahoma in Oklahoma City. The trial commenced on September 8th, 2003, and on September 12th, the jury rendered a verdict in favor of Multimedia Games, Inc. and against First American Kickapoo Operations.

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MULTIMEDIA GAMES, INC.



Dated:  September 12, 2003       By:      /s/  Craig S. Nouis
                                          --------------------------------------
                                          Craig S. Nouis
                                          Chief Financial Officer and
                                          Principal Accounting Officer

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